SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2003

LIFELINE SYSTEMS, INC.

(Exact name of Registrant as Specified in its Charter)

Massachusetts	0-13617	04-2537528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Lawrence Street, Framingham, Massachusetts                                 01702

(Address of Principal Executive Offices)                                                                      (Zip Code)

Registrant’s telephone number, including area code: (508) 988-1000

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Item 9.    Regulation FD Disclosure (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).

On July 15, 2003, Lifeline Systems, Inc. announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2003	LIFELINE SYSTEMS, INC.

	By:	/s/ MARK G. BEUCLER
Mark G. Beucler Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated July 15, 2003.